U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 7, 2011

Sector 10, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-24370	33-0565710
(Commission File No.)	(IRS Employer Identification No.)

14553 South 790 West
Bluffdale, Utah 84065
(206) 853-4866
(Address and telephone number of principal executive offices and place of business)

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13ed-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations

Item 1.01

Item 1.01 Entry into a Material Definitive Agreement.

Item 1.01(a):  Acquisition of Solar Tracer Corporation

A definitive Agreement was entered into on January 7, 2011 with the signing of the Stock Exchange Closing Statement between Sector 10, Inc. and Solar Tracer Corporation documenting the acquisition of Solar Tracer Corporation by Sector 10, Inc.

Sector 10, Inc. entered into a tentative Stock Exchange Agreement with Solar Tracer Corporation dated December 22, 2010.  The tentative agreement called for the acquisition of Solar Tracer Corporation subject to the terms and conditions set forth in the agreement.  The agreement was tentative subject to the results of the due diligence review by both parties.  Due diligence reviews were to be completed on or before January 7, 2011.  Closing was scheduled for January 7, 2011.  Due diligence was completed on January 7, 2011.  The Board of Directors for Sector 10, Inc. approved the closing of the Stock Exchange Agreement on January 7, 2011.

Under the Stock Exchange Agreement, Sector 10, Inc acquired 100% of Solar Tracer Corporation, an alternative energy R&D company seeking to capitalize on the $450 Billion global alternative energy market by developing Solar Tracer™, a low cost, high efficiency solar concentrator for national and international licensing and sale. In terms of domestic applications, Solar Tracer™ will use concentrating solar power technology to capture energy from the sun and use it to provide hot water for homes. In terms of large, commercial applications, Solar Tracer™ will use concentrating solar power technology to capture energy from the sun and transfer it in the form of heat to run steam turbine generators which, in turn, produce electricity which is then sold to power grids. The company believes that Solar Tracer™ will exceed the performance of the current generation of linear concentrator systems. (www.solartracer.com)

Under the terms of the Stock Exchange Agreement dated December 22, 2010 that was completed on January 7, 2011 though the Stock Exchange Closing Agreement, the significant terms and conditions agreed to by the parties is as follows:

1)
Solar Corporation Exchange.  Solar Tracer Corporation (“Solar”) transfers to Sector 10, Inc., 1,500 shares of common stock of Solar which represents 100% of the issued and outstanding shares of the capital stock of Solar as of the date of this Agreement and will represent 100% of the issued and outstanding shares of capital stock of Solar as of the date of the Closing.

2)
Sector 10, Inc.  Exchange. Sector 10, Inc. transfers to Solar, a total of 60,000,000 shares of common stock of Sector 10, Inc.  The new issued common shares of Sector 10, Inc. issued under this Agreement will not be registered pursuant to the provisions of the Securities Act of 1933, as amended (the “Securities Act”) and will be subject to Rule 144 of the Securities and Exchange Commission.

3)
Reverse Split and Additional Stock Issue.  Subsequent to the closing of the transaction, the Sector 10, Inc. Board of Directors shall authorize Sector 10, Inc. to restructure the Sector 10, Inc. Capital Stock through a 26-1 reverse stock split.  All shareholders of record as of the transaction date will receive 1 new share for every 26 common shares owned at the transaction date.  After the 26-1 reverse split is completed and approved by regulatory authorities including FINRA, additional Sector 10, Inc. post split common shares of 60,000,000 common shares will be issued to Solar or its assigns.  The new issued common shares of Sector 10, Inc.  issued under this Agreement will be not registered pursuant to the provisions of the Securities Act of 1933, as amended (the “Securities Act”) and will be subject to Rule 144 of the Securities and Exchange Commission.

4)
Reserve and Proxy.  In addition to the new issued shares above, Sector 10,Inc.’s current majority shareholder, Sector 10 Holdings, Inc., shall place in reserve not less than 30,000,000 shares of Sector 10 Common shares.  For all Sector 10, Inc. common shares held in reserve, Sector 10 Holdings, Inc. agrees to transfer voting rights via proxy to Solar. Upon the execution and/or completion of the reverse split described above, any reserved shares shall be released to Sector 10 Holdings, Inc. and any proxy associated with such shares will be terminated.

5)
The Closing.  The Closing shall take place at the offices of Sector 10, Inc’s counsel on or before January 7, 2011, (the “Closing Date”) or such other date and/or place as the Parties shall agree to in writing.  The closing shall be subject to acceptance of due diligence results by both Parties.  Either Party may terminate the agreement if they are not satisfied with the results from due diligence.

6)
Change on Control.   The shares issued pursuant to item 2 and 3 above and the reserve and proxy provided under item 4 shall result in a Change in Voting Control of Sector 10, Inc. at the time of the issuance of the shares under item 2 and the reserve/proxy under item 4.

7)
At September 30, 2010, Sector 10, Inc owned 75% of the common shares of Sector 10 Services USA, Inc., and maintained a distribution agreement with Sector 10 Holdings, Inc. currently the majority shareholder of Sector 10, Inc.  Prior to the consummation of the transaction under the Stock Exchange Agreement, Sector 10 Holdings, Inc. shall terminate the distribution agreement with Sector 10, Inc.   As part of the termination/dissolution, the emergency response business together with all associated technology and related assets, inventory, contracts and agreements, whether proposed, pending or in force, and the full shares of Sector 10 Services USA, Inc. will be distributed to Sector 10 Holdings, Inc. in settlement of the termination/liquidation of the distribution agreement.

The Stock Exchange Closing Statement signed by the parties on January 7, 2011 removed all contingencies included in the tentative Stock Exchange Agreement dated December 22, 2010.  Under the Closing Statement, the Parties agreed that all contingencies to the Agreement have been satisfied and that the Agreement is definitive and final as of January 7, 2011 (referred to as “Closing Date”).  In settlement of all outstanding issues and in compliance with the requests of information set forth in the Agreement dated December 22, 2010, the Parties agreed to and/or provided the following:

1)
Common Shares Transferred from Solar to Sector 10, Inc:  Certificates in the name of Sector 10, Inc. for 1,500 common shares of Solar representing 100% of the issued and outstanding shares shall be provided to Sector 10, Inc. upon closing

2)
Common Shares Issued by Sector 10, Inc: The Parties agree that for purpose of the issuance of these shares, Sector 10, Inc. shall issue 1 certificate for the 60,000,000 common shares required at closing and that the Sector 10, Inc. Management after the reverse split will issue 1 certificate of 60,000,000 post reverse split shares to the same party that received the initial certificate.  Solar shall provide the name of the single party to receive the certificates before closing.  Closing shall occur when Sector 10, Inc. provides copies of the instructions to the Transfer Agent to issue the 60,000,000 required for the initial issuance to the party designated by Solar.

3)
Proxy Agreement: Sector 10 Holdings, Inc. agreed to provide a temporary voting proxy for 30,005,330 common shares of Sector 10, Inc.  Upon the approval of the reverse stock split, the proxy will be terminated and all voting rights will revert back Sector 10 Holdings, Inc. with respect to the 30,005,330 shares.

4)
The Parties agree that with the execution of this Closing Statement, all contingencies to the  agreement  dated December 22, 2010 are removed and that all Parties are obligated to complete in a timely manner all obligations set forth in the December 22, 2010 Agreement and as set forth above.  Any changes to the Agreement may be conducted only by mutual written consent of all Parties involved.

5)	The Parties agree that this Closing Statement is included as an addendum to the original agreement dated December 22, 2010 and is subject to all of its terms and conditions.

With the completion of the above transactions, the Company will focus its efforts in the solar power business and the review of other potential acquisitions.  All obligations generated under the prior emergency response business will be satisfied within and under the new business arrangement.

Item 1.02 Termination of a Material Definitive Agreement.

Item 1.02(a)  Sector 10 Holdings, Inc. - Termination of Distribution Agreement

1)
The Distribution Agreement between Sector 10 Holdings, Inc. and Sector 10 Services USA, Inc dated September 1, 2007, as amended is terminated as of January 7, 2011 for non-performance of sales obligations due to litigation and other factors.

2)
The Distribution Agreement, as amended provided Sector 10, Inc. with all rights to manufacture, sell and distribute Sector 10 emergency response products and services. The core focus of emergency response business was on developing and marketing first response solutions, utilizing two lines of patented products, Mobile Response Units (“MRU”) and Stationary Response Units (“SRU”) and the 3D tracking software PLX-3D that assist first responders in mapping an emergency situation. In addition to marketing and sale of the PLX 3D software, MRU and SRU products, the emergency response business provided replenishment & maintenance, services customer service and education and training services to purchasers of the MRU, SRU products and PLX-3D products.   There were several large contracts pending approval at the time of the termination.

3)	As part of the termination and in settlement of all obligations under the Distribution Agreement, the Board of Sector 10, Inc. authorized the following transfers:

●
Transfer all assets and business associated (contracts and otherwise) with the emergency response business to Sector 10 Services USA, Inc, a subsidiary of Sector 10, Inc.  The primary assets transferred under this arrangement include the Network Acquisition/Development Cost Asset recorded on the Sector 10, Inc. books at a value of $931,181 and Inventory valued at $18,409.

●	Termination of the distribution agreement and all agreements between Sector 10, Inc. and Sector 10 Holdings, Inc.
●	Transfer 100% of all common Sector 10, Inc. stock ownership of Sector 10 Services USA, Inc. to Sector 10 Holdings, Inc. as a result of the termination of the above agreements.

4)
The termination results from the non-performance of sales by Sector 10, Inc. during the period that the distribution agreement was in effect. The nonperformance of sales resulted from issues involving litigation and other factors.  At the end of the above transfers, Sector 10 Holdings, Inc shall own 100% of the issued and outstanding shares of Sector 10 services USA, Inc and all rights to the Sector 10 emergency response business, contracts, products and services.

ABOUT SECTOR 10, INC.

Sector 10, Inc. Company will focus its future efforts in the $450 Billion global alternative energy market by developing Solar Tracer™, a low cost, high efficiency solar concentrator for national and international licensing and sale.  In terms of domestic applications, Solar Tracer™ will use concentrating solar power technology to capture energy from the sun and use it to provide hot water for homes. In terms of large, commercial applications, Solar Tracer™ will use concentrating solar power technology to capture energy from the sun and transfer it in the form of heat to run steam turbine generators which, in turn, produce electricity which is then sold to power grids. The company believes that Solar Tracer™ will exceed the performance of the current generation of linear concentrator systems. (www.solartracer.com)

The Company will continue to explore future acquisitions.

FORWARD LOOKNG STATEMENTS

In addition to historical information, this Report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements regarding the anticipated terms and conditions of a transaction which the Company has not consummated, which is subject to unfulfilled conditions and which may never be consummated. Such statements encompass the Company’s beliefs, expectations, hopes or intentions regarding future events. Words such as “expects,” “intends,” “believes,” “anticipates,” “should,” “likely” and similar expressions identify forward-looking statements. All forward-looking statements included in this Report are made as of the date hereof and are based on information available to the Company as of such date. The Company assumes no obligation and does not intend to update any forward-looking statement. Actual results will vary, and may vary materially, from those anticipated, estimated, projected or expected for a number of reasons, including, among others: the ability of the Company to reach agreement on the terms and conditions of the proposed transactions, the willingness of third parties, whose actions are beyond the control of the Company to facilitate the proposed transaction, potential regulatory scrutiny, the Company’s failure to accurately forecast the response of the Company’s shareholders to the proposed transaction and the challenges of competing successfully in a highly-competitive and rapidly-changing industry. Other factors that may cause actual results to vary from the Company’s expectations include developments associated with fluctuations in the economy and the demand for the products and services of the Company; the Company’s limited financial resources; the Company’s ability to obtain capital necessary to pursue its proposed plan of operations; variations in market and economic conditions; the degree and nature of competition; the ability of the Company to expand their product and service offerings to new and existing markets; and other unanticipated factors. Risk factors, cautionary statements and other conditions which could cause actual results to differ from the Company’s current expectations are contained in the Company’s filings with the Securities and Exchange Commission, including the risk factors set forth in the Company’s most recently filed Annual Report on Form 10-K and Quarterly Report on Form 10-Q. All forward-looking statements are qualified in their entirety by this cautionary statement.

Section 2 – Financial Information

Item 2.01  Completion of Acquisition or Disposition of Assets

Item 2.01(a)  Acquisition of Solar Tracer Corporation

On January 7, 2011, the Company entered into a definitive agreement with Solar Tracer Corporation to acquire 100% of the issued and outstanding shares of Solar Tracer Corporation.  The acquisition details are discussed in Item 1.01 above.  All consideration is provided by the issuance of new Sector 10, Inc. common shares.

Item 2.01(b)  Disposition / Transfer of Emergency Response Business

As part of the termination of the distribution agreement with Sector 10 Holdings, Inc., assets and business associated (contracts and otherwise) with the emergency response business are transferred to Sector 10 Services USA, Inc, a subsidiary of Sector 10, Inc.  The transfer occurred on January 7, 2011.  See discussion in Item 1.02 above.

Item 2.01(c)  Disposition / Transfer of Sector 10 Services USA Stock Ownership

As part of the termination of the distribution agreement with Sector 10 Holdings, Inc., all of the Sector Services USA, Inc. common shares owned by Sector 10, Inc. were transferred to Sector 10 Holdings, Inc.  This transfer was completed in consideration for the obligations resulting from the termination of the distribution agreement. The transfer occurred on January 7, 2011.  See discussion in Item 1.02 above.

Section 5 -- Corporate Governance and Management

Item 5.01  Changes in Control of Registrant

(a)
A change in voting control of Sector 10, Inc. occurs based on the terms and conditions of the Stock Exchange Agreement between Sector 10, Inc. and Solar Tracer Corporation.  A change in voting control occurs with the initial issuance of the 60, 000,000 common shares plus the proxy provided by Sector 10 Holdings, Inc.

(b)
Sector 10, Inc. maintains anti-dilution agreements with Sector 10 Holdings, Inc. and its key officers. The Change in Voting Control occurs because Sector 10 Holdings, Inc. and the key officers of Sector 10, Inc. have waived their anti-dilution rights with respect to the shares issued under the Stock Exchange Agreement between Sector 10, Inc. and Solar Tracer Corporation.  The waiver of the anti-dilution rights applies only to the shares issued under the Stock Exchange Agreement dated December 22, 2010 and the Stock Exchange Agreement Closing Statement dated January 7, 2011. For all other applicable Sector 10, Inc. transactions and common share issuance, the dilution agreements shall continue to apply in accordance with the terms and conditions set forth in their respective agreements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 13, 2011
SECTOR 10, INC. By: Pericles DeAvila Pericles DeAvila, President